Exhibit 10.25

WFB Loan No: 31-0924435
Citi Loan No. 7621

333 SOUTH HOPE CO. LLC and 333 SOUTH HOPE PLANT LLC, collectively, as grantor to
FIDELITY NATIONAL TITLE COMPANY, as trustee

for the benefit of
WELLS FARGO BANK, NATIONAL ASSOCIATION and CITIGROUP GLOBAL
MARKETS REALTY CORP., collectively, as beneficiary
______________________________________________________

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY
AGREEMENT AND FIXTURE FILING
______________________________________________________

Dated:	As of August 7, 2014

Location:	Bank of America Plaza
333 South Hope Street
Los Angeles, California
County:	Los Angeles

PREPARED FOR OR BY AND UPON
RECORDATION RETURN TO:

WELLS FARGO BANK
NATIONAL ASSOCIATION
150 East 42nd St, 38th Floor
New York, NY 10174
Attention: Loan Administration

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Security Instrument”) is made as of this 7th day of August, 2014, by 333 SOUTH HOPE CO. LLC (“333 Hope”) and 333 SOUTH HOPE PLANT LLC (“333 Plant”), each a Delaware limited liability company, having an address at c/o Brookfield Properties Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281, (333 Hope and/or 333 Plant, individually and collectively, as the context may require, together with each of their successors and/or assigns, “Borrower”), as grantor, to the FIDELITY NATIONAL TITLE COMPANY, a California corporation, having an address at 1300 Dove Street, Suite 310, Newport Beach, CA 92660, as trustee (together with its successors and assigns, “Trustee”) for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION, having an address at Wells Fargo Center, 1901 Harrison Street, 2nd Floor, MAC A0227 020, Oakland, California 94612 (together with its successors and assigns, “WFB”) and CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, having an address at 388 Greenwich Street, 19th Floor, New York, New York 10013 (together with its successors and/or assigns, “Citi”; WFB and Citi, individually and/or collectively, as the context may require, “Lender”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement (defined below).
RECITALS:
This Security Instrument is given to Lender to secure a certain loan (the “Loan”) advanced pursuant to that certain Loan Agreement between Borrower and Lender, dated as of the date hereof (as the same may have been or may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), which such Loan is evidenced by, among other things, those certain Promissory Notes, each dated as of the date hereof, executed by Borrower in connection with the Loan Agreement in the aggregate principal amount of $400,000,000.00 (together with all extensions, renewals, replacements, restatements or other modifications thereof, whether one or more being hereinafter collectively referred to as the “Note”) the last payment under which is due on the “Maturity Date” set forth in the Loan Agreement, which shall in no event be later than September 6, 2024;
Borrower desires to secure the payment of the outstanding principal amount set forth in, and evidenced by, the Loan Agreement and the Note together with all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Loan under the Note, the Loan Agreement, this Security Instrument or any of the other Loan Documents (defined below) (collectively, the “Debt”) and the performance of all of the obligations due under the Note, the Loan Agreement and all other documents, agreements and certificates executed and/or delivered in connection with the Loan (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Loan Documents”); and
This Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance of the obligations due thereunder and under the other Loan Documents are secured hereby in accordance with the terms hereof.
Article 1 – GRANTS OF SECURITY

Section 1.1.    Property Mortgaged. Borrower does hereby irrevocably mortgage, bargain, sell, pledge, assign, warrant, transfer, convey and grant a security interest to Trustee, its successors and assigns, for the benefit of Lender and its successors and assigns in and to the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the “Property”):

(a)Land. The real property described in Exhibit A attached hereto and made a part hereof (collectively, the “Land”);

(b)Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

(c)Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);

(d)Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements, and the reversions and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, rights of dower, rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements, and every part and parcel thereof, with the appurtenances thereto;

(e)Fixtures and Personal Property. All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), furniture, software used in or to operate any of the foregoing and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the “Personal Property”), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the “Uniform Commercial Code”), and all proceeds and products of the above;

(f)Leases and Rents. All leases, subleases, subsubleases, lettings, licenses (including, without limitation, that certain License Agreement effective as of January 1, 2014 by and between 333 Hope and 333 Plant), concessions or other agreements (whether written or oral) (including, without limitation, that certain Energy Services Agreement effective as of January 1, 2014 by and between 333 Hope and 333 Plant) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under any Creditors Rights Laws (collectively, the “Leases”) and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Property, including, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower or Manager and proceeds, if any, from business interruption or other loss of income insurance whether paid or accruing before or after the filing by or against Borrower of any petition for relief under any Creditors Rights Laws (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

(g)    Insurance Proceeds. All insurance proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property (collectively, the “Insurance Proceeds”);

(h)    Condemnation Awards. All condemnation awards, including interest thereon, which may heretofore and hereafter be made with respect to the Property by reason of any taking or condemnation, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property (collectively, the “Awards”);

(i)    Tax Certiorari. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

(j)    Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

(k)    Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any Event of Default hereunder, to receive and collect any sums payable to Borrower thereunder;

(l)    Intangibles. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(m)    Accounts. All reserves, escrows and deposit accounts maintained by Borrower with respect to the Property, including without limitation, the Accounts and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

(n)    [Intentionally Omitted];

(o)    [Intentionally Omitted];

(p)    Proceeds. All proceeds of any of the foregoing items set forth in subsections (a) through (o), including, without limitation, Insurance Proceeds and Awards, whether cash, liquidation or other claims, or otherwise; and

(q)    Other Rights. Any and all other rights of Borrower in and to the items set forth in subsections (a) through (p) above.

Section 1.2.    ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender and Trustee all of Borrower’s right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Loan Agreement and Section 8.1(h) of this Security Instrument, Lender grants to Borrower a revocable license to (i) collect, receive, use and enjoy the Rents and Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums, and (ii) enforce the terms of, and perform the obligations of the landlord under, the Leases.

Section 1.3.    SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code.

Section 1.4.    FIXTURE FILING. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

Section 1.5.    CONDITIONS TO GRANT. TO HAVE AND TO HOLD the above granted and described Property unto Trustee for and on behalf of Lender and to the use and benefit of Lender and Trustee and their successors and assigns, forever; IN TRUST, WITH POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for its payment in the Note and the Loan Agreement; PROVIDED, HOWEVER, these presents are upon the express condition that, if Lender shall be well and truly paid the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument, if Borrower shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void.

Article 2 – DEBT AND OBLIGATIONS SECURED

Section 2.1.    DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt.

Section 2.2.    OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the performance of the following (the “Other Obligations”): (a) all other obligations of Borrower contained herein; (b) each obligation of Borrower contained in the Loan Agreement and any other Loan Document; and (c) each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.3.    DEBT AND OTHER OBLIGATIONS. Borrower’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations.”

Section 2.4.    PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Security Instrument.

Section 2.5.    INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

Article 3 – PROPERTY COVENANTS

Borrower covenants and agrees that:

Section 3.1.    INSURANCE. Borrower shall obtain and maintain, or cause to be obtained and maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.

Section 3.2.    TAXES AND OTHER CHARGES. Borrower shall pay all real estate and personal property taxes, assessments, water rates or sewer rents (collectively “Taxes”), ground rents, maintenance charges, impositions (other than Taxes), and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property (collectively, “Other Charges”), now or hereafter levied or assessed or imposed against the Property or any part thereof in accordance with the Loan Agreement.

Section 3.3.    LEASES. Borrower shall not (and shall not permit any other applicable Person to) enter in any Leases for all or any portion of the Property unless in accordance with the provisions of the Loan Agreement.

Section 3.4.    WARRANTY OF TITLE. Borrower has good, marketable and insurable title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same. Borrower possesses an unencumbered fee simple absolute estate in the Land and the Improvements except for the Permitted Encumbrances, such other liens as are permitted pursuant to the Loan Documents and the liens created by the Loan Documents. This Security Instrument, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a legal, enforceable, valid, and perfected first priority lien on the Property, subject only to Permitted Encumbrances and the liens created by the Loan Documents and (b) a legal, enforceable, valid, and perfected first priority security interests in and to, and legal, enforceable, valid, and perfected first priority collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other liens as are permitted pursuant to the Loan Documents and the liens created by the Loan Documents. Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all Persons whomsoever.

Section 3.5.    PAYMENT FOR LABOR AND MATERIALS. Subject to Borrower’s right to contest any Work Charge (defined herein) pursuant to the terms of the Loan Agreement, Borrower will promptly pay (or cause to be paid) when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property (each, a “Work Charge”) and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances. Borrower represents there are no claims for payment for work, labor or materials affecting the Property which are or may become a lien prior to, or of equal priority with, the liens created by the Loan Documents.

Article 4 – FURTHER ASSURANCES

Section 4.1.    COMPLIANCE WITH LOAN AGRREMENT. Borrower shall comply in all material respects with all covenants set forth in the Loan Agreement relating to acts or other further assurances to be made on the part of Borrower in order to protect and perfect the lien or security interest hereof upon, and in the interest of Lender in, the Property.

Section 4.2.    AUTHORIZATION TO FILE FINANCING STATEMENTS; POWER OF ATTORNEY. Borrower hereby authorizes Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, as applicable to all or part of the Personal Property and as necessary or required in connection herewith. For purposes of such filings, Borrower agrees to furnish any information requested by Lender promptly upon request by Lender. Borrower also ratifies its authorization for Lender to have filed any like initial financing statements, amendments thereto or continuation statements, if filed prior to the date of this Security Instrument. Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent of Lender, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Borrower or in Borrower’s own name to execute in Borrower’s name any such documents and otherwise to carry out the purposes of this Section 4.2, to the extent that Borrower’s authorization above is not sufficient and Borrower fails or refuses to promptly execute such documents after prior notice from Lender. To the extent permitted by law, Borrower hereby ratifies all acts said attorneys-in-fact have lawfully done in the past or shall lawfully do or cause to be done in the future by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

Article 5 – DUE ON SALE/ENCUMBRANCE

Section 5.1.    NO SALE/ENCUMBRANCE. Except in accordance with the express terms and conditions contained in the Loan Agreement, Borrower shall not cause or permit a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or grant of any options with respect to, or any other transfer or disposition (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) of a legal or beneficial interest in the Property or any part thereof, Borrower, any constituent owner or other holder of a direct or indirect equity interest in Borrower, any indemnitor or other guarantor of the Loan, any constituent owner or other holder of a direct or indirect equity interest in such indemnitor or guarantor, any manager or operating lessee of the Property that is affiliated with Borrower or any constituent owner or other holder of a direct or indirect equity interest in such manager or such operating lessee.

Article 6 – PREPAYMENT; RELEASE OF PROPERTY

Section 6.1.    PREPAYMENT. The Debt may not be prepaid in whole or in part except in strict accordance with the express terms and conditions of the Note and the Loan Agreement.

Section 6.2.    RELEASE OF PROPERTY. Borrower shall not be entitled to a release of any portion of the Property from the lien of this Security Instrument except in accordance with terms and conditions of the Loan Agreement.

Article 7 – DEFAULT

Section 7.1.    EVENT OF DEFAULT. The term “Event of Default” as used in this Security Instrument shall have the meaning assigned to such term in the Loan Agreement.

Article 8 – Rights And Remedies Upon Default

Section 8.1.    REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Borrower agrees that Lender may or acting by or through Trustee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender or Trustee may determine, in their sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender or Trustee:

(a)declare the entire unpaid Debt to be immediately due and payable;

(b)institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c)with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

(d)sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

(e)institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

(f)recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

(g)apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice to Borrower, which notice Borrower expressly waives, and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any guarantor or indemnitor under the Loan or any other Person liable for the payment of the Debt and whose appointment Borrower expressly consents to take possession of and to operate the Property and to collect the Rents and to otherwise protect and preserve the Property;

(h)    the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise, excluding liability arising out of the gross negligence or willful misconduct of Lender or by its agents, nominees or attorneys, and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating to Borrower and/or the Property and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems reasonably advisable; (iii) make reasonable alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all reasonable expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees as set forth in the Loan Agreement;

(i)    apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its sole discretion: (i) Taxes and Other Charges; (ii) insurance premiums; (iii) interest on the unpaid principal balance of the Note; (iv) amortization of the unpaid principal balance of the Note; (v) all other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

(j)    subject to the terms and restrictions set forth in Section 7.1(h) of the Loan Agreement, surrender the insurance policies maintained pursuant to the Loan Agreement, collect the unearned insurance premiums for such insurance policies and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such insurance premiums;

(k)    apply the undisbursed balance of any deposit made by Borrower with Lender in connection with the restoration of the Property after a casualty thereto or condemnation thereof,

together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion; and/or

(l)    pursue such other remedies as Lender may have under Applicable Law.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section to the contrary, if any Event of Default as described in Section 10.1(g) of the Loan Agreement shall occur (with respect to Borrower and SPE Component Entity only), the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.
Section 8.2.    APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

Section 8.3.    RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make any payment or do any act required of Borrower hereunder in such manner and to such extent as Lender may deem reasonably necessary to protect the security hereof. Lender or Trustee is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided in this Section 8.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at any default rate specified in the Loan Agreement, if any (the “Default Rate”), for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender or Trustee together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

Section 8.4.    ACTIONS AND PROCEEDINGS. During the continuance of an Event of Default, Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

Section 8.5.    RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

Section 8.6.    OTHER RIGHTS, ETC. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (i) the failure of Lender or Trustee to comply with any request of Borrower or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

(b)    It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in the value of the Property, for failure to maintain the insurance policies required to be maintained pursuant to the Loan Agreement, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Lender’s possession.

(c)    Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Security Instrument. The rights of Lender or Trustee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Neither Lender nor Trustee shall be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 8.7.    RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Upon the occurrence and during the continuance of an Event of Default, Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

Section 8.8.    RIGHT OF ENTRY. Upon reasonable notice to Borrower and subject to the rights of Tenants under Leases, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times subject to the terms of the Loan Agreement.

Section 8.9.    BANKRUPTCY. (a) Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code (defined below).

(b)    If there shall be filed by or against Borrower a petition under the Bankruptcy Code and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days’ prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

Section 8.10.    SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of the Other Obligations.

Article 9 – ENVIRONMENTAL HAZARDS

Section 9.1.    ENVIRONMENTAL COVENANTS. Borrower has provided representations, warranties and covenants regarding environmental matters set forth in the Environmental Indemnity and Borrower shall comply with the aforesaid covenants regarding environmental matters.

Article 10 – WAIVERS

Section 10.1.    MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all Applicable Law now or hereafter in force regarding appraisement, valuation, stay, extension, reinstatement and redemption and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all Persons to the extent permitted by Applicable Law.

Section 10.2.    WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender or Trustee except with respect to matters for which this Security Instrument or the Loan Agreement specifically and expressly provides for the giving of notice by Lender or Trustee to Borrower and except with respect to matters for which Borrower is not permitted by Applicable Law to waive its right to receive notice, and Borrower hereby expressly waives the right to receive any notice from Lender or Trustee with respect to any matter for which this Security Instrument or Applicable Law does not specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower.

Section 10.3.    INTENTIONALLY OMITTED.

Section 10.4.    SOLE DISCRETION OF LENDER. Whenever pursuant to this Security Instrument, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole (but reasonable) discretion of Lender and shall be final and conclusive.

Section 10.5.    WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER AND BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER.

Section 10.6.    WAIVER OF FORECLOSURE DEFENSE. Borrower hereby waives any defense Borrower might assert or have by reason of Lender’s failure to make any tenant or lessee of the Property a party defendant in any foreclosure proceeding or action instituted by Lender.

Article 11 – INTENTIONALLY OMITTED

Article 12 – NOTICES

Section 12.1.    NOTICES. All notices or other written communications hereunder shall be delivered in accordance with the applicable terms and conditions of the Loan Agreement.

Article 13 – APPLICABLE LAW

Section 13.1    GOVERNING LAW. (A) THIS SECURITY INSTRUMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, WHICH STATE THE

PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES (I) THE PROVISIONS FOR THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY (OTHER THAN THAT DESCRIBED IN SUBPARAGRAPH II BELOW) SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY AND FIXTURES ARE LOCATED AND (II) WITH RESPECT TO THE PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED BY THIS SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS IN PROPERTY WHOSE PERFECTION AND PRIORITY IS COVERED BY ARTICLE 9 OF THE UCC (INCLUDING, WITHOUT LIMITATION, THE ACCOUNTS), THE LAW OF THE JURISDICTION APPLICABLE IN ACCORDANCE WITH SECTIONS 9-301 THROUGH 9-307 OF THE UCC AS IN EFFECT IN THE STATE OF NEW YORK SHALL GOVERN. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS SECURITY INSTRUMENT AND THE NOTE, AND THIS SECURITY INSTRUMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW EXCEPT AS SPECIFICALLY SET FORTH ABOVE.
(B)    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS SECURITY INSTRUMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT

BROOKFIELD PROPERTIES INC.
BROOKFIELD PLACE
250 VESEY STREET, 15TH FLOOR
NEW YORK, NY 10281
ATTENTION: GENERAL COUNSEL

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

Section 13.1.    PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

Article 14 – DEFINITIONS

Section 14.1.    GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Lender” shall mean “Lender and any of Lender’s successors and assigns,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Security Instrument,” “Trustee” shall mean “Trustee and any substitute Trustee of the estates, properties, powers, trusts and rights conferred upon Trustee pursuant to this Security Instrument, the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all reasonable attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels actually incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

Article 15 – MISCELLANEOUS PROVISIONS

Section 15.1.    NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Lender or Trustee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 15.2.    SUCESSORS AND ASSIGNS. This Security Instrument shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns forever.

Section 15.3.    INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.

Section 15.4.    HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 15.5.    NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 15.6.    ENTIRE AGREEMENT. This Security Instrument and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of this Security Instrument and the other Loan Documents.

Section 15.7.    LIMITATION ON LENDER’S RESPONSIBILITY. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession.”

Article 16 – DEED OF TRUST PROVISIONS

Section 16.1.    CONCERNING THE TRUSTEE. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Security Instrument, represents that it is duly qualified to serve as Trustee hereunder and covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Borrower and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

Section 16.2.    Trustee’s Fees. Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument. Notwithstanding anything to the contrary contained herein or in any other Loan Document, Trustee hereby acknowledges and agrees that no fees or other compensation shall be payable to Trustee hereunder or otherwise in connection with the Loan or Loan Documents except in connection with (a) a sale of the Property in connection with an exercise of remedies hereunder and/or under the other Loan Documents or (b) a release hereof in accordance with the applicable terms and conditions hereof and of the other Loan Documents.

Section 16.3.    Certain Rights. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Note, this Security Instrument or the other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, (iii) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered.

Section 16.4.    RETENTION OF MONEY. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

Section 16.5.    PERFECTION OF APPOINTMENT. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

Section 16.6.    SUCCESSION INSTRUMENTS. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his/her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in Trustee's place.

Article 17 – STATE-SPECIFIC PROVISIONS

Section 17.1.    PRINCIPLES OF CONSTRUCTION. In the event of any inconsistencies between the terms and conditions of this Article 17 of this Security Instrument and any other terms of this Security Instrument, the terms and conditions of this Article 17 shall control and be binding.

Section 17.2.    TRUSTOR. The word “grantor” is hereby deleted wherever it appears in this Security Instrument and the word “Trustor” is substituted therefor.

Section 17.3.    CONDITIONS TO GRANT. The portion of the paragraph beginning with the words “PROVIDED, HOWEVER” appearing in Section 1.5 of this Security Instrument is hereby deleted in its entirety and the following language is substituted therefor:

PROVIDED, HOWEVER, upon written request of Lender stating that all sums secured hereby have been paid, that Borrower has well and truly abided by and complied with each and every covenant and condition set forth herein and in the Note, and upon the surrendering of this Security Instrument and the Note to Trustee for cancellation and retention and upon payment by Borrower of Trustee’s fees, Trustee shall reconvey to Borrower, or to the person or persons legally entitled thereto, without warranty, any portion of the estate hereby granted and then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as “the person or persons legally entitled thereto”.
Section 17.4.    ASSIGNMENT OF LEASES AND RENTS. Section 1.2 of this Security Instrument entitled “Assignment of Rents” is hereby deleted in its entirety and the following is substituted therefor:

This Security Instrument constitutes a present, absolute assignment of the Leases and Rents from Borrower to Lender. The Leases and Rents are hereby absolutely and irrevocably assigned by Borrower to Lender. Lender is hereby granted and assigned by Borrower the right to enter the Property for the purpose of enforcing its right in the Leases and Rents. Nevertheless, subject to the terms of this Section 1.2, Lender grants to Borrower a revocable license to operate and manage the Property and to collect Rents. Upon or at any time after the occurrence and continuance of an Event of Default, the license granted to Borrower herein may be revoked by Lender, and Lender may enter upon the Property, and collect, retain and apply the Rents toward payment of the Debt in accordance with the Note. The foregoing assignment shall be fully operative without any further action on the part of either party and the Lender shall be entitled to the Leases and Rents whether or not the Lender takes possession of the Property or any part thereof.
Section 17.5.    SECURITY AGREEMENT. The first two sentences of Section 1.3 of this Security Instrument entitled “Security Agreement” are hereby deleted and the following is substituted therefor:

This Security Instrument is both a real property deed of trust and a “security agreement” within the meaning of the Uniform Commercial Code of the State of California (the “California UCC”) and is being recorded as a fixture filing. With respect to said fixture filing, (i) the debtor is Borrower, and Borrower’s name and address appear in the first paragraph of this Security Instrument, and (ii) the secured party is Lender, and Lender’s name and address appear in the first paragraph of the Security Instrument. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property, including, but not limited to, the Leases and Rents and all proceeds thereof and all fixtures.
[NO FURTHER TEXT ON THIS PAGE]

Section 17.6.    DUE ON SALE/ENCUMBRANCE. The following is hereby added after the last sentence to Article 5 of this Security Instrument:

Borrower expressly agrees that upon a violation of Article 5 of this Security Instrument by Borrower and acceleration of the principal balance of the Note because of such violation, Borrower will pay all sums required to be paid in connection with a prepayment, if any, as described in the Loan Agreement, herein imposed on prepayment after an Event of Default and acceleration of the principal balance. Borrower expressly acknowledges that Borrower has received adequate consideration for the foregoing agreement.

BORROWER: 333 SOUTH HOPE CO. LLC, a Delaware limited liability company By: /s/ JASON KIRSCHNER Name: Jason Kirschner Title: Vice President, Finance

333 SOUTH HOPE PLANT LLC, a Delaware limited liability company By: /s/ JASON KIRSCHNER Name: Jason Kirschner Title: Vice President, Finance

[ACKNOWLEDGMENTS APPEAR ON THE FOLLOWING PAGE]

Security Instrument (Section 17.6) – Signature Page

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)
On August 5, 2014, before me, Margaret Gordon, Notary Public, personally appeared Jason Kirschner, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature	/s/ MARGARET GORDON

MARGARET GORDON
NOTARY PUBLIC-STATE OF NEW YORK
No. 01GO6104465
Qualified in Nassau County
My Commission Expires January 20, 2016

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)
On August 5, 2014, before me, Margaret Gordon, Notary Public, personally appeared Jason Kirschner, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature	/s/ MARGARET GORDON

MARGARET GORDON
NOTARY PUBLIC-STATE OF NEW YORK
No. 01GO6104465
Qualified in Nassau County
My Commission Expires January 20, 2016

Security Instrument (Section 17.6) – Signature Page

Section 17.7.    REMEDIES NOT EXCLUSIVE; WAIVER. Trustee and Lender shall have all powers, rights and remedies under applicable law whether or not specifically or generally granted or described in this Security Instrument. Nothing contained herein shall be construed to impair or to restrict such powers, rights and remedies or to preclude any procedures or process otherwise available to trustees or beneficiaries under deeds of trust in the State of California. Trustee and Lender, and each of them, shall be entitled to enforce the payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Security Instrument or under any other Loan Document or other agreement or any laws now or hereafter in force, notwithstanding the fact that some or all of the indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Security Instrument nor its enforcement, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice or in any manner affect Trustee’s or Lender’s right to realize upon or enforce any other rights or security now or hereafter held by Trustee or Lender. Trustee and Lender, and each of them, shall be entitled to enforce this Security Instrument and any other rights or security now or hereafter held by Lender or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Lender is intended to be exclusive of any other remedy contained herein or by law provided or permitted, but each shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. Every power or remedy given by any of this Security Instrument or the other Loan Documents to Trustee or Lender, or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Lender, and either of them may pursue inconsistent remedies. By exercising or by failing to exercise any right, option or election hereunder, Lender shall not be deemed to have waived any provision hereof or to have released Borrower from any of the obligations secured hereby unless such waiver or release is in writing and signed by Lender. The waiver by Lender of Borrower’s failure to perform or observe any term, covenant or condition referred to or contained herein to be performed or observed by Borrower shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of Borrower to perform or observe the same or any other such term, covenant or condition referred to or contained herein, and no custom or practice which may develop between Borrower and Lender during the term hereof shall be deemed a waiver of or in any way affect the right of Lender to insist upon the performance by Borrower of the obligations secured hereby in strict accordance with the terms hereof or of any other Loan Document.

Section 17.8.    POWER OF SALE. The Lender, its successors and assigns, may elect to cause the Property or any part thereof to be sold as follows:

(a)    Lender may proceed as if all of the Property were real property, in accordance with subparagraph (d) below, or Lender may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the Land without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with subparagraph (c) below, separate and apart from the sale of real property, the remainder of the Property being treated as real property.

(b)    Lender may cause any such sale or other disposition to be conducted immediately following the expiration of any grace or notice and cure period, if any, herein provided (or immediately upon the expiration of any redemption period required by law) or Lender may delay any such sale or other disposition for such period of time as Lender deems to be in its best interest. Should Lender desire that more than one such sale or other disposition be conducted, Lender may at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Lender may deem to be in its best interest.
(c)    Should Lender elect to cause any of the Property to be disposed of as personal property as permitted by subparagraph (a) above, it may dispose of any part hereof in any manner now or hereafter permitted by Article 9 of the California UCC or in accordance with any other remedy provided by law. Both Borrower and Lender shall be eligible to purchase any part or all of such property at any such disposition. Any such disposition may be either public or private as Lender may so elect, subject to the provisions of the California UCC. Lender shall give Borrower at least ten (10) days’ prior written notice of the time and place of any public sale or other disposition of such property or of the time at or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Borrower as provided in subparagraph (k) hereof, it shall constitute reasonable notice to Borrower.
(d)    Should Lender elect to sell the Property which is real property or which Lender has elected to treat as real property, upon such election Lender or Trustee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, Trustee, at the time and place specified in the notice of sale, shall sell such Property, or any portion thereof specified by Lender, at public auction to the highest bidder for cash in lawful money of the United States, subject, however, to the provisions of subparagraph (i) hereof. Trustee for good cause may, and upon request of Lender shall, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor. If the Property consists of several lots or parcels, Lender may designate the order in which such lots or parcels shall be offered for sale or sold. Any person, including Borrower, Trustee or Lender, may purchase at the sale. Upon any sale Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession.
(e)    In the event of a sale or other disposition of any such property, or any part thereof, and the execution of a deed or other conveyance, pursuant thereto, the recitals therein of facts, such as a default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchaser, payment of purchase money, and any other fact affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts; and any such deed of conveyance shall be conclusive against all persons as to such facts recited therein.
(f)    Lender and/or Trustee shall apply the proceeds of any sale or disposition hereunder to payment of the following: (1) the expenses of such sale or disposition together with Trustee’s fees and reasonable attorneys’ fees, and the actual cost of publishing, recording, mailing and posting notice; (2) the cost of any search and/or other evidence of title procured in connection therewith and transfer tax on any deed or conveyance; (3) all sums expended under the terms hereof, not then repaid, with accrued interest in the amount provided herein; (4) all other sums secured hereby; and (5) the remainder if any to the person or persons legally entitled thereto.
(g)    The acknowledgment of the receipt of the purchase money, contained in any deed or conveyance executed as aforesaid, shall be sufficient discharge from all obligations to see to the proper application of the consideration therefor.
(h)    Borrower hereby expressly waives any right which it may have to direct the order in which any of the Property shall be sold in the event of any sale or sales pursuant hereto.
(i)    Upon any sale of the Property, whether made under a power of sale herein granted or pursuant to judicial proceedings, if the holder of the Note is a purchaser at such sale, it shall be entitled to use and apply all or any portion of the indebtedness then secured hereby for or in settlement or payment of all or any portion of the purchase price of the property purchased, and, in such case, this Security Instrument, the Note and documents evidencing expenditures secured hereby shall be presented to the person conducting the sale in order that the amount of said indebtedness so used or applied may be credited thereon as having been paid.
(j)    No remedy herein conferred upon or reserved to Trustee or Lender is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by this instrument to Trustee or Lender, or to which either of them may be otherwise entitled, may be exercised from time to time and as often as may be deemed expedient by Trustee or Lender, and either of them may pursue inconsistent remedies. If there exists additional security for the performance of the obligations secured hereby, the holder of the Note, at its sole option and without limiting or affecting any rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever other rights it may have in connection with such other security or in such order as it may determine.
(k)    Borrower hereby requests that every notice of default and every notice of sale be given in accordance with the provisions of Article 12 hereof except as otherwise required by statute. Borrower may, from time to time, change the address to which notice of default and sale hereunder shall be sent by both filing a request therefor, in the manner provided by the California Civil Code, Section 2924b, and sending a copy of such request to Lender, its successors or assigns in accordance with the provisions of Article 12 hereof.
Section 17.9.    RIGHT OF RESCISSION. Lender may from time to time rescind any notice of default or notice of sale before any Trustee’s sale in accordance with the laws of the State of California. The exercise by Lender of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Lender to execute and deliver to Trustee, as above provided, other declarations or notices of default to satisfy the obligations of this Security Instrument or secured hereby, nor otherwise affect any provision, covenant or condition of this Security Instrument or any other Loan Document or any of the rights, obligations or remedies of Trustee or Lender hereunder or thereunder.

Section 17.10.    FULL RECONVEYANCE. Upon written request of Lender stating that all sums secured hereby have been paid in full without right of readvance, upon surrender to Trustee of the original or a certified copy of this Security Instrument for cancellation and retention, and upon payment of its fees, Trustee shall promptly fully reconvey, without warranty, the entire remaining Property then held hereunder. The recitals in such reconveyance of any matters of facts shall be conclusive proof of the truthfulness thereof.

Section 17.11.    CONCERNING THE TRUSTEE:

(a)    Trustee accepts the trust created by this Security Instrument when this Security Instrument, duly executed and acknowledged, is made a public record as provided by law.
(b)    Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Borrower, Lender or Trustee shall be a party, unless brought by Trustee.
(c)    Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee’s reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days’ notice to Borrower and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor without conveyance from the predecessor Trustee. Such instrument must contain the name of the original Borrower, Trustee and Lender hereunder, the book and page where this Security Instrument is recorded, and the name and address of the new Trustee. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.
(d)    Trustee shall be entitled to reasonable compensation for all services rendered or expenses incurred in the administration or execution of the trusts hereby created and Borrower hereby agrees to pay same. Trustee and Lender shall be indemnified, held harmless and reimbursed by Borrower for any liability, damage or expense, including reasonable attorneys’ fees and amounts paid in settlement, which they or either of them may incur or sustain in the execution of this trust or in the doing of any act which they, or either of them, are required or permitted to do by the terms hereof or by law, except that Borrower shall have no liability and shall not indemnify Trustee for any liability, damage or expense incurred or sustained by Trustee due to Trustee’s gross negligence or willful misconduct.
Section 17.12.    FIXTURE FILING. This Security Instrument constitutes a financing statement filed as a fixture filing pursuant to the provisions of Article 9 of the California UCC with respect to those portions of the Property consisting of goods which are or are to become fixtures relating to the Property.

Section 17.13.    BORDER ZONE PROPERTY. Borrower represents and warranties that, to Borrower’s knowledge, the Property has not been designated as Border Zone Property under the provisions of California Health and Safety Code §25220 et seq. or any regulation adopted in accordance therewith and there has been no occurrence or condition on any real property adjoining or in the vicinity of the Property that is reasonably likely to cause the Property or any part thereof to be designated as Border Zone Property.

Section 17.14.    FUTURE ADVANCES. In addition to the foregoing described Obligations, this Security Instrument also secures future advances to Borrower and obligations of Borrower to Lender, direct or indirect, absolute or contingent, to the same extent as if the future obligation and/or advance were made on the date of this Security Instrument.

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IN WITNESS WHEREOF, this Security Instrument has been executed by the undersigned as of the day and year first above written.

BORROWER: 333 SOUTH HOPE CO. LLC, a Delaware limited liability company By: /s/ JASON KIRSCHNER Name: Jason Kirschner Title: Vice President, Finance

333 SOUTH HOPE PLANT LLC, a Delaware limited liability company By: /s/ JASON KIRSCHNER Name: Jason Kirschner Title: Vice President, Finance

[ACKNOWLEDGMENTS APPEAR ON THE FOLLOWING PAGE]

Security Instrument – Signature Page

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)
On August 5, 2014, before me, Margaret Gordon, Notary Public, personally appeared Jason Kirschner, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature	/s/ MARGARET GORDON

MARGARET GORDON
NOTARY PUBLIC-STATE OF NEW YORK
No. 01GO6104465
Qualified in Nassau County
My Commission Expires January 20, 2016

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)
On August 5, 2014, before me, Margaret Gordon, Notary Public, personally appeared Jason Kirschner, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature	/s/ MARGARET GORDON

MARGARET GORDON
NOTARY PUBLIC-STATE OF NEW YORK
No. 01GO6104465
Qualified in Nassau County
My Commission Expires January 20, 2016

Security Instrument – Signature Page